UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 15, 2005
                                                 ------------------------------


                          ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


     Delaware                         1-8403                    38-1749884
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)            Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code      (248) 293-0440
                                                   ----------------------------


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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02   Unregistered Sales of Equity Securities
---------   ---------------------------------------

      Sale of Shares
      --------------

      On February 15, 2005, Energy Conversion Devices, Inc. ("ECD") completed its $87.8 million private placement of common stock pursuant to Purchase Agreements dated February 10, 2005 with 65 institutional investors ("Investors"), the form of which was previously filed as Exhibit 10.1 to a Current Report on Form 8-K dated February 10, 2005. ECD sold and issued to the Investors 5,090,000 shares of ECD common stock ("Shares") at a price of $17.25 per share.

      Registration Rights
      -------------------

      In connection with the sale and issuance of the Shares, the Purchase Agreements also provide that ECD will prepare and file, no later than 10 days immediately following the closing date, a registration statement with the Securities and Exchange Commission ("SEC") covering the resale of the Shares. ECD is required to use reasonable best efforts to have such registration statement declared effective by the SEC as soon as practicable. If the registration statement is not declared effective within 90 days of the closing date under the Purchase Agreements, ECD shall be subject to the payment of specified liquidated damages to the Investors as set forth in the Purchase Agreements.

      Placement Agent's Fees
      ----------------------

      ECD retained Jefferies & Company, Inc. and Merriman Curhan Ford & Co. to act as its placement agents and are paying the placement agents a cash fee of $4,390,125 at the closing. In addition, ECD agreed to reimburse the placement agents for up to $150,000 of their out-of-pocket expenses.

      Exemption from Registration
      ---------------------------

      The sale of Shares to the Investors was not registered under the Securities Act of 1933, as amended (the "Act"), and the Shares were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement, or exemption from the registration requirements, under the Act.

      Press Release
      -------------

      On February 16, 2005, ECD issued a press release announcing the completion of the sale of the Shares. A copy of the press release is filed herewith as
Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits
---------   ---------------------------------

      (c) Exhibits
      ------------

      The exhibits listed on the accompanying Index to Exhibits are filed herewith.


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                                 SIGNATURES
                                 ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ENERGY CONVERSION DEVICES, INC.


                                   By: /s/ Stephan W. Zumsteg
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer


Date: February 16, 2005




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                               INDEX TO EXHIBITS

Exhibit
-------

99.1 Press release issued on February 16, 2005 announcing the consummation of the sale and issuance of the Shares.




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


                                  EXHIBIT 99.1

                    Press release issued on February 16, 2005





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